                                                                    EXHIBIT 99.1

                             HIGHWAY TRANSPORT, INC.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2002

                                                                               .
                                                                               .
                                                                               .

                                    CONTENTS

                                                                                                       PAGE
                                                                                                      ------
Independent Auditors' Report on the Financial Statements                                                1

Balance Sheet
 Assets                                                                                                 2
 Liabilities and Shareholders' Equity                                                                   3

Statement of Income                                                                                     4

Statement of Retained Earnings                                                                          5

Statement of Cash Flows                                                                                 6

Notes to Financial Statement                                                                          7 - 11

Independent Auditors' Report on the Supplementary Information                                           12

Supplementary Information
 Schedule of Operating Expenses                                                                         13
 Schedule of General and Administrative Expenses                                                        14

                          INDEPENDENT AUDITORS' REPORT
                           ON THE FINANCIAL STATEMENTS

To the Board of Directors and Shareholders
Highway Transport, Inc.
Evergreen, Alabama

We have audited the accompanying balance sheet of Highway Transport, Inc., as of December 31, 2002, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Highway Transit, Inc. as of December 31, 2002, and the results of its operations and the cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

                                                   STEPHANS, KUN & CO., P.C.
                                                   Certified Public Accountants
                                                   June 4, 2004

                                      ~1~

                            HIGHWAY TRANSPORT, INC.
                                 BALANCE SHEET
                               DECEMBER 31, 2002

                                     ASSETS

Current Assets
 Cash                                                   $         -
 Accounts receivable - trade - less allowance for
  doubtful accounts of $57,051                              125,042
 Prepaid expenses                                           338,026
 Advance - owner operators                                   17,414
 Advance - employee                                           5,110
                                                        -----------
  Total current assets                                      485,592
                                                        -----------

Property and Equipment
 Vehicles and trailers                                    2,030,910
 Operating equipment                                         71,848
 Shop equipment                                               6,151
 Furniture and fixtures                                      88,977
 Automobiles                                                 80,509
 Leasehold improvements                                      11,573
                                                        -----------
  Total property and equipment                            2,289,967
 Less accumulated depreciation                             (995,356)
                                                        -----------
  Net property and equipment                              1,294,611
                                                        -----------
Total Assets                                            $ 1,780,203
                                                        ===========

                 See accompanying notes and accountants' report

                                      ~2~

                            HIGHWAY TRANSPORT, INC.
                                 BALANCE SHEET
                               DECEMBER 31, 2002

                                   LIABILITIES

Current Liabilities
 Cash overdraft                                              $   679,116
 Lines of credit                                                 497,016
 Current portion of long-term debt                               494,553
 Accounts payable - trade                                        174,263
 Accounts payable - Belco                                         80,886
 Accrued and withheld payroll taxes                                3,463
 Accrued payroll                                                  13,917
 Other liabilities                                                47,254
                                                             -----------
  Total current liabilities                                    1,990,468
                                                             -----------

Long-term debt - net of current portion                          742,822
                                                             -----------
  Total liabilities                                            2,733,290
                                                             -----------

                              SHAREHOLDERS' EQUITY

Common stock - $1 par value, 10,000 shares authorized,
 1,000 shares issued and outstanding                               1,000
Capital paid in excess of stated value                         1,492,399
Retained earnings (deficit)                                   (2,446,486)
                                                             -----------
  Total shareholders' equity (deficit)                          (953,087)
                                                             -----------
Total Liabilities and Shareholders' Equity                   $ 1,780,203
                                                             ===========

                 See accompanying notes and accountants' report

                                      ~3~

                             HIGHWAY TRANSPORT, INC.
                               STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2002

Income
 Trucking revenue                                      $ 11,661,738
 Operating expenses                                      11,463,456
                                                       ------------
  Gross profit on sales                                     198,281
 General and administrative expenses                        674,123
                                                       ------------
  Income (loss) from operations                            (475,842)
                                                       ------------
Other Income (Expense)
 Interest expense                                          (167,967)
                                                       ------------
 Income (loss) before provision for income taxes           (643,809)
 Provision for income taxes                                       -
                                                       ------------
Net Income (Loss)                                      $   (643,809)
                                                       ============

                 See accompanying notes and accountants' report

                                      ~4~

                             HIGHWAY TRANSPORT, INC.
                         STATEMENT OF RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

Retained earnings (deficit) - beginning of year       $(1,802,677)

 Net income (loss) for the year                          (643,809)
                                                      -----------

Retained earnings (deficit) - end of year             $(2,446,486)
                                                      ===========

                 See accompanying notes and accountants' report

                                      ~5~

                             HIGHWAY TRANSPORT, INC.
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

Cash Flows From Operating Activities
 Net income (loss)                                          $  (643,809)
 Adjustment to reconcile net income (loss) to
  net cash provided by operating activities
   Depreciation                                                 348,978
   Increase in allowance for bad debts                           47,051
   Change in current assets (increase) decrease
    Accounts receivable                                       1,033,604
    Other current assets                                        (31,209)
   Change in current liabilities increase (decrease)
    Accounts payable                                            174,263
    Other current liabilities                                   106,604
                                                            -----------
     Net cash provided (used) by operating activities         1,035,482
                                                            -----------

Cash Flows From Financing Activities
 Increase in lines of credit                                    197,016
 Proceeds from borrowings                                       100,000
 Contributions of capital                                       170,843
 Principal payments on long-term debt                        (1,503,341)
                                                            -----------
    Net cash provided (used) by financing activities         (1,035,482)
                                                            -----------
Net increase (decrease) in cash                                - 0 -
Cash at beginning of year                                      - 0 -
                                                            -----------
Cash at end of year                                         $  - 0 -
                                                            ===========

Supplemental Disclosures:
 Equipment acquired with debt                               $   296,070
                                                            ===========

 Interest paid                                              $   163,770
                                                            ===========

                 See accompanying notes and accountants' report

                                      ~6~

                             HIGHWAY TRANSPORT, INC.
                          NOTES TO FINANCIAL STATEMENT
                               DECEMBER 31, 2002

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of the Business

Highway Transport, Inc. was incorporated in Alabama in November 1999. The Company is an over the road truckload carrier of general commodities, with authority in 48 states. Currently, primary traffic lanes are south east United States to the west coast.

Prepaid Expenses

Prepaid expenses consist of licenses, insurance and tires. They are stated at cost.

Fixed Assets and Depreciation

Fixed assets are stated at cost. Expenditures for maintenance and repairs are charged against operations in the year incurred. Additions and improvements that materially extend the life of assets are capitalized and depreciated over the depreciable lives assigned by the Internal Revenue Service. Depreciation is calculated using straight line and accelerated methods for both financial statements and tax reporting purposes.

When property units are sold, retired or otherwise disposed of, their related cost and accumulated depreciation are removed from the respective accounts.

Depreciation and amortization of property and equipment is provided utilizing both the straight-line and accelerated methods over the estimated useful lives of the respective assets as follows:

      Transportation equipment                                      3 to 5 years
      Furniture, fixtures and other equipment                       5 to 7 years

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Advertising

Advertising costs are expensed as incurred.

                                      ~7~

                             HIGHWAY TRANSPORT, INC.
                          NOTES TO FINANCIAL STATEMENT
                               DECEMBER 31, 2002

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Income Taxes

The Company is taxed as an S-Corporation for both federal and state purposes. In lieu of federal and state corporate income taxes, the individual shareholders of an S Corporation are taxed on their proportionate share of the company's taxable income. Therefore, no provision for income taxes has been recorded.

NOTE 2 - LONG-TERM DEBT

Long-Term Debt consists of the following at December 31, 2002:

Note payable to Associates Finance in monthly installments of $1,588 including interest at 11% through November 2004.
Secured by equipment.                                                                                      $     24,707

Note payable to Associates Finance in monthly installments of $1,630 including interest at 11% through November 2004.
Secured by equipment.                                                                                            25,352

Note payable to Associates Finance in monthly installments of $1,696 including interest at 11% through November 2004.
Secured by equipment.                                                                                            26,380

Note payable to Associates Finance in monthly installments of $1,459 including interest at 11% through November 2004.
Secured by equipment.                                                                                            34,604

Note payable to Associates Finance in monthly installments of $3,750 including interest at 11% through November 2004.
Secured by equipment.                                                                                            94,672

Note payable to Associates Finance in monthly installments of $1,472 including interest at 11% through November 2004.
Secured by equipment.                                                                                            41,544

Note payable to Associates Finance in monthly installments of $1,829 including interest at 11% through November 2004.
Secured by equipment.                                                                                            33,444

Note payable to Associates Finance in monthly installments of $1,701 including interest at 11% through November 2004
Secured by equipment.                                                                                            38,651

                                      ~8~

                             HIGHWAY TRANSPORT, INC.
                          NOTES TO FINANCIAL STATEMENT
                               DECEMBER 31, 2002

NOTE 2 - LONG-TERM DEBT (Continued)

Note payable to Terry Chapman in monthly installments of
$3,322 including interest at 8.0% through April 2004.                                                      $     47,493
Secured by Company assets.

Note payable to T.R. Miller Mill Company, Inc. in weekly
installments of $200 including interest at 0% through May 2004.                                                   4,000
Secured by equipment.

Note payable to Navistar in monthly installments of
$1,464 including interest at 14.95% through October 2004.
Secured by equipment.                                                                                            29,157

Note payable to Navistar in monthly installments of
$1,464 including interest at 14.95% through October 2004.                                                        29,157
Secured by equipment.

Note payable to Navistar in monthly installments of
$1,464 including interest at 14.95% through October 2004.                                                        29,157
Secured by equipment.

Note payable to Navistar in monthly installments of
$2,850 including interest at 9.5% through February 2004.
Secured by equipment.                                                                                            70,676

Note payable to Newcourt Leasing in monthly installments of
$1,427 including interest at 10.25% through May 2004.
Secured by equipment.                                                                                            22,486

Note payable to Newcourt Leasing in monthly installments of
$265 including interest at 10.25% through May 2004.                                                               4,169
Secured by equipment.

Note payable to Ford Motors in monthly installments of
$1,112 including interest at 3.9% through January 2003.                                                           1,086
Secured by a vehicle.

Note payable to United Bank in monthly installments of
$374 including interest at 9.5% through December 2003.
Secured by equipment.                                                                                             4,334

                                      ~9~

                             HIGHWAY TRANSPORT, INC.
                          NOTES TO FINANCIAL STATEMENT
                                DECEMBER 31, 2002

NOTE 2 - LONG-TERM DEBT (Continued)

Note payable to United Bank in monthly installments of
$7,118 including interest at 7.1% through September 2006.
Secured by equipment.                                            $       285,306

Note payable to United Bank in monthly installments of
$2,060 including interest at 10% through September 2005.
Secured by equipment.                                                     58,577

Note payable to United Bank in monthly installments of
$2,433 including interest at 10% through October 2006.
Secured by equipment.                                                     92,687

Note payable to ATRC in monthly installments of
$1,061 including interest at 5% through February 2012.
Secured by equipment.                                                     92,757

Note payable to ATF in weekly installments of
$1,702 including interest at 8% through April 2004.
Secured by equipment.                                                    121,979

Note payable to ATF in weekly installments of
$4,189 including interest at 8% through January 2003.
Secured by equipment.                                                     25,000
                                                                 ---------------
     Total debt                                                  $     1,237,375
     Less: current portion                                               494,553
                                                                 ---------------
     Total long-term debt                                        $       742,822
                                                                 ===============

Future maturity on long-term debt is as follows:

December 31, 2003                 $      494,553
             2004                        344,382
             2005                        223,089
             2006                        118,487
             2007                         10,150
       Thereafter                         46,714
                                  --------------
                                  $    1,237,375
                                  ==============

                                      ~10~

                             HIGHWAY TRANSPORT, INC.
                          NOTES TO FINANCIAL STATEMENT
                                DECEMBER 31, 2002

NOTE 2 - LONG-TERM DEBT (Continued)

The Company has three lines of credit with United Bank totaling $515,350. As of December 31, 2002, $18,334 was available on these lines. The lines have variable interest rates from 5.25% to 18%, and are being repaid as cash flow becomes available. In 2003 all three lines were converted to a term loan.

NOTE 3 - LEASED EQUIPMENT

In addition to the vehicles owned, the Company leased vehicles at a cost of $502,451, for the year ended December 31, 2002. Future minimum lease payments due on these contracts is as follows:

December 31, 2003                 $      422,399
             2004                        101,439
             2005                         92,719
             2006                         26,000
                                  --------------
                                  $      642,557
                                  ==============

The Company has a policy of providing lease purchase terms to their owner operators for equipment, by which the operators make weekly payments to the Company to offset the Company's lease expense. When the operators have made payments equivalent to the Company's expense at the expiration of the lease, the equipment is transferred to the operator. Leased equipment expense has been reduced by $187,303 in 2002 by these payments.

NOTE 4 - RELATED PARTY TRANSACTIONS

Accounts Payable - Belco

Belco Leasing Company is owned 100% by Edward R. Brown. Mr. Brown also owns 75% of Highway Transport, Inc. As of December 31, 2002 the Company has a liability of $80,886 payable to Belco.

Sales and Expense

The Company leased equipment from Belco Leasing, for the year ended December 31, 2002, for $82,450 which is included in the leased equipment expense described in
Note 4.

NOTE 5 - SUBSEQUENT EVENT

On April 2, 2004 the Company sold their assets and ceased operations as a freight carrier.

                                      ~11~

                             HIGHWAY TRANSPORT, INC.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2003

                                    CONTENTS

                                                                       PAGE
                                                                 ---------------
Independent Auditors' Report on the Financial Statements                  1

Balance Sheets
  Assets                                                                  2
  Liabilities and Shareholders' Equity                                    3

Statement of Income                                                       4

Statement of Retained Earnings                                            5

Statement of Cash Flows                                                   6

Notes to Financial Statement                                         7 - 10

Independent Auditors' Report on the Supplementary Information            11

Supplementary Information
 Schedule of Operating Expenses                                          12
 Schedule of General and Administrative Expenses                         13

                          INDEPENDENT AUDITORS' REPORT
                           ON THE FINANCIAL STATEMENTS

To the Board of Directors and Shareholders
Highway Transport, Inc.
Evergreen, Alabama

We have audited the accompanying balance sheet of Highway Transport, Inc., as of December 31, 2003, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Highway Transit, Inc. as of December 31, 2003, and the results of its operations and the cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

                                                STEPHANS, KUN & CO., P.C.
                                                Certified Public Accountants
                                                June 4, 2004

                                       ~1~

                             HIGHWAY TRANSPORT, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 2003

                             ASSETS

Current Assets
  Cash                                                           $             -
  Accounts receivable - trade                                             18,113
  Prepaid expenses                                                       283,721
  Advance - owner operators                                                1,965
  Advance - employee                                                         632
                                                                 ---------------
    Total current assets                                                 304,432
                                                                 ---------------

Property and Equipment
  Vehicles & Trailers                                                  1,728,602
  Operating equipment                                                     71,848
  Shop Equipment                                                           6,151
  Furniture and fixtures                                                  88,977
  Automobiles                                                             80,509
  Leasehold improvements                                                  11,573
                                                                 ---------------
    Total property and equipment                                       1,987,660
  Less accumulated depreciation                                         (904,535)
                                                                 ---------------
    Net property and equipment                                         1,083,125
                                                                 ---------------

Total Assets                                                     $     1,387,556
                                                                 ===============

                 See accompanying notes and accountants' report

                                       ~2~

                             HIGHWAY TRANSPORT, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 2003

                           LIABILITIES

Current Liabilities
  Cash overdraft                                                 $       572,380
  Current portion of long-term debt                                    1,114,573
  Accounts payable- trade                                                216,594
  Accounts payable - Related party-Belco                                  80,886
  Accrued and withheld payroll taxes                                       5,167
  Other liabilities                                                       24,358
                                                                 ---------------
    Total current liabilities                                          2,013,958
                                                                 ---------------

Long-term debt - net of current portion                                  398,129
                                                                 ---------------
    Total liabilities                                                  2,412,087
                                                                 ---------------

                      SHAREHOLDERS' EQUITY

Common stock - $1 par value, 10,000 shares authorized,
    1,000 shares issued and outstanding                                    1,000
Capital paid in excess of stated value                                 1,990,666
Retained earnings (deficit)                                           (3,016,197)
                                                                 ---------------
  Total shareholders' equity (deficit)                                (1,024,530)
                                                                 ---------------
Total Liabilities and Shareholders' Equity                       $     1,387,556
                                                                 ===============

                 See accompanying notes and accountants' report

                                      ~3~

                             HIGHWAY TRANSPORT, INC.
                               STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2003

Income
  Trucking revenue                                               $     4,599,652
  Operating expenses                                                   4,528,944
                                                                 ---------------
    Gross profit on sales                                                 70,708
  General and administrative expenses                                    420,674
                                                                 ---------------
    Income (loss) from operations                                       (349,967)
                                                                 ---------------

Other Income (Expense)
  Interest expense                                                      (115,878)
  Gain (loss) on sale of assets                                         (103,866)
                                                                 ---------------
    Total other income (expense)                                        (219,744)
                                                                 ---------------
  Income (loss) before provision for income taxes                       (569,711)
  Provision for income taxes                                                   -
                                                                 ---------------
Net Income (Loss)                                                $      (569,711)
                                                                 ===============

                 See accompanying notes and accountants' report

                                      ~4~

                             HIGHWAY TRANSPORT, INC.
                         STATEMENT OF RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

Retained earnings (deficit) - beginning of year                  $    (2,446,486)

  Net income (loss) for the year                                        (569,711)
                                                                 ---------------

Retained earnings (deficit) - end of year                        $    (3,016,197)
                                                                 ===============

                 See accompanying notes and accountants' report

                                      ~5~

                             HIGHWAY TRANSPORT, INC.
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

Cash Flows From Operating Activities
  Net income (loss)                                              $      (569,711)
  Adjustment to reconcile net income (loss) to
   net cash provided by operating activity:
    Depreciation                                                         235,060
    Loss on sale of assets                                               103,866
    (Decrease) in allowance for bad debt                                 (57,051)
    Change in current assets (increase) decrease
      Accounts receivable                                                163,980
      Other current assets                                                74,232
    Change in current liabilities increase (decrease)
      Accounts payable                                                    42,331
      Other current liabilities                                         (141,845)
                                                                 ---------------
        Net cash provided (used) by operating activities                (149,138)
                                                                 ---------------

Cash Flows From Financing Activities
  Capital contributions                                                  498,267
  Principal payments on long-term debt                                  (349,129)
                                                                 ---------------
      Net cash provided (used) by financing activities                   149,138
                                                                 ---------------
Net increase (decrease) in cash                                        -0-
Cash at beginning of year                                              -0-
                                                                 ---------------
Cash at end of year                                              $     -0-
                                                                 ---------------

Supplemental Disclosures:
  Equipment acquired with debt                                   $       436,157
                                                                 ===============

  Debt refinanced                                                $     1,365,037
                                                                 ===============

  Interest paid                                                  $       111,681
                                                                 ===============

                 See accompanying notes and accountants' report

                                       ~6~

                             HIGHWAY TRANSPORT, INC.
                          NOTES TO FINANCIAL STATEMENT
                                DECEMBER 31, 2003

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of the Business

Highway Transport, Inc. was incorporated in Alabama in November, 1999. The Company is an over the road truckload carrier of general commodities, with authority in 48 states. Currently, primary traffic lanes are south east United States to the west coast.

Prepaid Expenses

Prepaid expenses consist of licenses, insurance and tires. They are stated at cost.

Fixed Assets and Depreciation

Fixed assets are stated at cost. Expenditures for maintenance and repairs are charged against operations in the year incurred. Additions and improvements that materially extend the life of assets are capitalized and depreciated over the depreciable lives assigned by the Internal Revenue Service. Depreciation is calculated using straight line and accelerated methods for both financial statements and tax reporting purposes.

When property units are sold, retired or otherwise disposed of, their related cost and accumulated depreciation are removed from the respective accounts.

Depreciation and amortization of property and equipment is provided utilizing both the straight-line and accelerated methods over the estimated useful lives of the respective assets as follows:

Transportation equipment                        3 to 5 years
Furniture, fixtures and other equipment         5 to 7 years

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Advertising

Advertising costs are expensed as incurred.

                                       ~7~

                             HIGHWAY TRANSPORT, INC.
                          NOTES TO FINANCIAL STATEMENT
                                DECEMBER 31, 2003

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Income Taxes

The Company is taxed as an S-Corporation for both federal and state purposes. In lieu of federal and state corporate income taxes, the individual shareholders of an S Corporation are taxed on their proportionate share of the company's taxable income. Therefore, no provision for income taxes has been recorded.

NOTE 2 - LONG-TERM DEBT

Long-Term Debt consists of the following at December 31, 2003:

Note payable to Associates Finance in monthly installments of
$3,750 including interest at 11% through November 2004.
Secured by equipment.                                                           $        50,128

Note payable Paccar Financial in varying monthly payments
beginning at $5,663 at a scheduled overall rate of 14.25%  through
May 2006.  Secured by equipment.                                                        138,472

Note payable Paccar Financial in varying monthly payments
beginning at $5,794 at a scheduled overall rate of 14.25%  through
May 2006.  Secured by equipment.                                                        140,804

Note payable Paccar Financial in varying monthly payments
beginning at $5,906 at a scheduled overall rate of 14.25%  through
May 2006.  Secured by equipment.                                                        144,605

Note payable to Terry Chapman in monthly installments of
$3,322 including interest at 8.0% through April 2004.                                    10,311
Secured by Company assets.

Note payable to Navistar in monthly installments of
$3,636 including interest at 14.95% through December 2005.                               74,084
Secured by equipment.

Note payable to Newcourt Leasing in monthly installments of
$1,427 including interest at 10.25% through May 2004.
Secured by equipment.                                                                     6,954

Note payable to Newcourt Leasing in monthly installments of
$265 including interest at 10.25% through May 2004.                                       1,289
Secured by equipment.

                                       ~8~

                             HIGHWAY TRANSPORT, INC.
                          NOTES TO FINANCIAL STATEMENT
                                DECEMBER 31, 2003

NOTE 2 - LONG-TERM DEBT (Continued)

Note payable to United Bank in monthly installments of
$10,798 including interest at a variable rate, currently 6.25% through
February 2004, and a final balloon payment of approximately $565,000 in
March 2004. Secured by equipment.                                               $       584,883

Note payable to United Bank in monthly installments of
$2,712 including interest at 7.5% through September 2005.
Secured by equipment.                                                                    53,152

Note payable to United Bank in one balloon payment of $103,407 plus interest at 6.25% due March 27, 2004.
Secured by equipment.                                                                   103,407

Note payable to United Bank in one balloon payment of $120,135 plus interest at 6.25% due April 1, 2004.
Secured by equipment.                                                                   120,135

Note payable to ATRC in monthly installments of
$1,061 including interest at 5% through February 2012.
Secured by equipment.                                                                    84,481
                                                                                ---------------

        Total debt                                                              $     1,512,705
        Less: current portion                                                         1,114,573
                                                                                ---------------

        Total long-term debt                                                    $       398,132
                                                                                ===============

Future maturity on long-term debt is as follows:

December 31, 2004                 $    1,114,573
             2005                        257,218
             2006                         84,014
             2007                         10,150
             2008                         10,669
       Thereafter                         36,081
                                  --------------
                                  $    1,512,705
                                  ==============

                                       ~9~

                             HIGHWAY TRANSPORT, INC.
                          NOTES TO FINANCIAL STATEMENT
                                DECEMBER 31, 2003

NOTE 3 - LEASED EQUIPMENT

In addition to the vehicles owned, the Company leased vehicles at a cost of $331,947, for the year ended December 31, 2003. Future minimum lease payments due on these contracts is as follows:

December 31, 2004                 $      101,439
             2005                         89,719
             2006                         26,000
                                  --------------
                                  $      217,158
                                  ==============

The Company has a policy of providing lease purchase terms to their owner operators for equipment, by which the operators make weekly payments to the Company to offset the Company's lease expense. When the operators have made payments equivalent to the Company's expense at the expiration of the lease, the equipment is transferred to the operator. Leased equipment expense has been reduced by $158,547 in 2003 by these payments.

NOTE 4 - RELATED PARTY TRANSACTIONS

Accounts Payable - Belco

Belco Leasing Company is owned 100% by Edward R. Brown. Mr. Brown also owns 75% of Highway Transport, Inc. As of December 31, 2003 the Company has a liability of $80,886 payable to Belco.

Sales and Expense

The Company leased equipment from Belco Leasing, for the year ended December 31, 2003, for $79,150 which is included in the leased equipment expense described in
Note 4.

NOTE 5 - SUBSEQUENT EVENT

On April 2, 2004 the Company sold their assets and ceased operations as a freight carrier.

                                      ~10~